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Constellation

Earnings Conference Call Second Quarter 2022

August 4, 2022

Cautionary Statements Regarding Forward-Looking Information

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as "could," "may," "expects," "anticipates," "will," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," "predicts," and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by Constellation Energy Corporation and Constellation Energy Generation, LLC, (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2021 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; (2) the Registrants' Second Quarter 2022 Quarterly Report on Form 10-Q (to be filed on August 4, 2022) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 15, Commitments and Contingencies; and (3) other filings made by Constellation with the SEC by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. Neither of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Non-GAAP Financial Measures

The Registrants report their financial results in accordance with accounting principles generally accepted in the United States (GAAP). Constellation supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including:

- ***Adjusted EBITDA*** represents earnings before interest, income taxes, depreciation and amortization, and excludes certain costs, expenses, gains and losses and other specified items, including mark-to-market adjustments from economic hedging activities and fair value adjustments related to gas imbalances and equity investments, decommissioning related activity, asset impairments, certain amounts associated with plant retirements and divestitures, pension and other post-employment benefits (OPEB) non-service costs, separation related costs and other items as set forth in the Appendix. Includes nuclear fuel amortization expense.
- ***Adjusted cash flows from operations*** primarily includes net cash flows from operating activities and Collection of Deferred Purchase Price (DPP) related to the revolving accounts receivable arrangement, which is presented in cash flows from investing activities under GAAP
- ***Free cash flows before growth (FCFbg)*** is Adjusted cash flows from operations less capital expenditures under GAAP for maintenance and nuclear fuel, non-recurring capital expenditures related to separation and Enterprise Resource Program (ERP) system implementation, changes in collateral, net merger and acquisitions, and equity investments and other items as set forth in Appendix
- ***Adjusted operating revenues*** excludes the mark-to-market impact of economic hedging activities due to the volatility and unpredictability of the future changes in commodity prices
- ***Adjusted purchased power and fuel*** excludes the mark-to-market impact of economic hedging activities and fair value adjustments related to gas imbalances due to the volatility and unpredictability of the future changes in commodity prices
- ***Total gross margin*** is defined as adjusted operating revenues less adjusted purchased power and fuel expense, excluding revenue related to decommissioning, gross receipts tax, JExel Nuclear JV, variable interest entities, and net of direct cost of sales for certain Constellation and Power businesses
- ***Adjusted operating and maintenance expense*** excludes direct cost of sales for certain Constellation and Power businesses, ARO accretion expense from unregulated units and decommissioning costs that do not affect profit and loss, the impact from operating and maintenance expense related to variable interest entities at Constellation, and other items as set forth in the reconciliation in the Appendix

Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be available, as management is unable to project all of these items for future periods.

Non-GAAP Financial Measures Continued

This information is intended to enhance an investor's overall understanding of period over period financial results and provide an indication of Constellation's baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets and planning and forecasting of future periods.

These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies' presentations. Constellation has provided these non-GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented.

Non-GAAP financial measures are identified by the phrase "non-GAAP" or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation, except for the reconciliation for total gross margin*, which appears on slide 28 of this presentation.

Second Quarter Overview

- **Operational Highlights**
  - Executed largest CORe deal to date
  - Customer retention and win rates remain robust
  - Strong nuclear capacity factor
  - Industry leading refueling outage days
  - Texas fleet performed in line with our expectations during summer extreme temperatures
- **Financial Highlights**
  - Strong Q2 financial results
  - Locking in value through customer sales and hedging
  - Strong credit metrics with ample liquidity
  - Well-funded pension
- **Looking Forward**
  - Introduction of the Inflation Reduction Act, which includes nuclear production tax credit
  - Helping customers achieve carbon goals

Quarter Results

Adjusted EBITDA*
$603M

2022 Guidance

Adjusted EBITDA*
$2,350M - $2,750M
Reaffirmed

Constellation continues to demonstrate operational excellence delivering value to our shareholders, while advancing carbon-free energy, and being an ESG leader

Constellation

Inflation Reduction Act of 2022 Will Help Meet U.S. Climate Goals

Zero Emission Nuclear Production Tax Credit (PTC)

- Creates a new tax credit for the production of zero emission nuclear power from existing plants beginning in 2024 through 2032
- Constellation qualifies for a credit up to $15/MWh as long as market revenues do not exceed $25/MWh in which case the credit is reduced
- The credit and the revenue cap adjust each year for inflation similar to the wind PTC
- The credit can offset our tax obligation or can be monetized by transferring it to another taxpayer

Clean Hydrogen Production Tax Credit (PTC)

- Creates a new 10-year fully-refundable tax credit for the production of clean hydrogen
- Constellation qualifies for a credit of $3.00/kg for hydrogen facilities under construction before December 31, 2032
- Constellation can claim both the nuclear PTC and the hydrogen PTC



The Inflation Reduction Act recognizes the critical role that clean nuclear energy plays in addressing the climate crisis through its production of zero emission electricity and its ability to contribute to the decarbonization of other sectors

Constellation

Q2 2022 Generation Operating Highlights

Continued Best-in-Class Performance by our Nuclear Fleet [1,2]

- Nuclear Capacity Factor: 94.2%
- Owned and operated production of 40.9 TWh
- Completed three refueling outages (RFOs) in Q2. YTD average refueling outage duration from six completed RFOs is 23.7 days, besting industry top quartile.

Strong Performance Across Our Renewable and Natural Gas Fleet

- Power Dispatch Match: 99.6%
- Wind/Solar Energy Capture: 95.3%

Historical Capacity Factor



Nuclear TWh
48
44
40
36
32
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
100%
95%
90%
85%
80%
Capacity Factor
TWh
Capacity Factor

Generated a total of ~42.7 TWh carbon-free electricity, which avoided ~30.3 million metric tons of carbon dioxide; equivalent to over 6.5 million passenger vehicles being removed for one year [1,3]

(1) Salem is not included in operational metrics (outage days and capacity factor). Nuclear operations prior to Q3 2021 reflects our 50.01% ownership share of the CENG Joint Venture. Reflects 100% ownership of CENG beginning August 7, 2021.
(2) Capacity factors reflect net monthly mean methodology. Prior year capacity factors may not tie to prior earnings presentations due to change in methodology for comparison purposes. There is no change to previously reported annual capacity factors.
(3) Measured using the EPA Greenhouse Gas Emissions calculator https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator

Constellation

Q2 2022 Commercial Business Highlights

Customer Operations Metrics (Trailing Twelve-Months)



33%
18%
82%
80%
Power New Customer Win Rate
Gas New Customer Win Rate
Retail Power Customer Renewal Rate
Natural Gas Customer Renewal Rate

Q2 2022 Electric Load Served by Region (TWh)



Retail
Wholesale
12
4
9
Midwest
16
5
11
Mid-Atlantic
4
4
ERCOT
4
4
New York
13
6
7
Other (1)

Executed Largest CORe Deal to Date

Entered into a 15-year, 300 MW agreement with developer Doral Renewables to receive approximately 600,000 MWh annually from the Mammoth Central solar project in Indiana. To support project, entered into separate long-term CORe agreements including:

Bank of America (160 MW)

Will help BofA power approximately 17% of its global electricity consumption with clean, renewable energy from a portion of the Mammoth Central project and is expected to reduce greenhouse gas emissions (GHG) associated with its energy use by more than 95,000 metric tons annually

PNC Bank (78 MW)

Will help PNC purchase renewable energy equivalent to the electricity use of nearly 50% its legacy operations in five states[2], DC and part of Illinois while reducing its carbon footprint by 55,000 metric tons annually

(1) Other includes New England, South and West
(2) Includes Pennsylvania, Ohio, Maryland, New Jersey, Delaware

Constellation.

Delivering on Our Carbon Commitments

100%

100% Carbon-free owned generation by **2040**

100%

100% reduction in operational emissions by **2040**(1)

100%

100% of C&I customers provided with specific information about their GHG impact


Achieve a
carbon-free

Note: Commitments are subject to policy support and technological advancements

(1) Any emissions that cannot be technologically reduced by that time will be offset; includes all GHGs except methane which is addressed in separate methane reduction goal

Constellation

Disciplined Capital Allocation Strategy Designed to Deliver Value for Our Shareholders


Maintain Strong Investment Grade Credit Metrics
Annual Dividend with Targeted 10% Annual Growth
Delivering Value to Our Shareholders
Organic and Inorganic Growth Consistent with Role as America's Leading Clean Energy Company
Return Excess Cash to Shareholders

Constellation

Q2 2022 Adjusted EBITDA*

Adjusted EBITDA* Q2 2022 vs. Q2 2021 ($M)



$656
$17
$96
$33
($91)
($62)
($44)
($2)
$603
Q2 2021
Impact of Feb 2021 Weather Event
Market and Portfolio Conditions(1)
Nuclear Fuel Costs
Capacity Revenues
Nuclear Outages
Labor, Contracting, and Materials
Other
Q2 2022

Adjusted EBITDA* Drivers

- ↑ Higher realized energy prices
- ↑ Lower fuel cost at Dresden/Byron [2]
- ↓ Lower cleared capacity volumes (Midwest) and capacity prices (Midwest, Mid-Atlantic, New York)
- ↓ Nuclear outages
- ↓ Contracting and materials from non-refueling outages and deferral of non-essential O&M from 2021 to 2022

Reaffirming full year guidance of $2,350M - $2,750M

(1) Primarily reflects higher realized energy prices
(2) Nuclear fuel cost basis is lower at Dresden and Byron as a result of the accelerated amortization prior to the decision to reverse the retirements in September 2021

Constellation

Hedging the Portfolio

Matching Our Generation to Customer Needs

- Majority of our hedging is done through our customer channels
- C&I contract terms range from less than 6 months to more than 10 years, with average length of ~2 years
- Approximately 60-70 TWhs of C&I power contracts come up for renewal every year
- 82% Customer Renewal Rate (TTM)

Policy Mechanisms

- The output of Byron, Braidwood and Dresden is sold through the Carbon Mitigation Credit Program for the next five years – representing ~27% of our generation hedged

Delivering on Financial Commitments

- Protects the balance sheet and investment grade rating
- Ensures earnings durability and repeatability
- Provides visibility into capital allocation including dividend
- Supports our capital structure and ensures cash flow under stress scenarios

Illustrative Annual Customer Contract Composition


New Business
Contracts Renewed
Continuing Contracts
Annualized Load Contracts

Constellation

Gross Margin* Update

Gross Margin Category ($M) [1]	June 30, 2022		Change from March 31, 2022	
	2022	2023	2022	2023
Open Gross Margin* (including South, West, New England, Canada hedged gross margin) [2]	$9,700	$6,700	$2,100	$500
Contracted Revenues (Capacity, ZEC and IL CMC Plant Revenues) [3]	$2,450	$2,800	-	-
Mark-to-Market of Hedges [4]	($5,400)	($2,150)	($2,000)	($250)
Power New Business / To Go	$100	$350	($100)	($50)
Non-Power Margins Executed	$350	$150	-	-
Non-Power New Business / To Go	$100	$300	-	-
Total Gross Margin* [5]	**$7,300**	**$8,150**	**-**	**$200**

PJM-West (ATC $/MWh)



$90
$80
$70
$60
$50
$40
$30
$20
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
2022
2023
2024
2025

Ni-Hub (ATC $/MWh)



$80
$70
$60
$50
$40
$30
$20
$10
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
2022
2023
2024
2025

(1) Gross margin* categories rounded to nearest $50M
(2) Includes gross margin* for CMC plants through May 31, 2022
(3) Includes gross margin* and CMC payments for CMC plants starting June 1, 2022. NY ZEC revenues reflect the expected NY ZEC payment as of current market forwards. Should market forwards exceed the ZEC reference index in New York, ZEC payments may decline.
(4) Mark-to-Market of Hedges assumes mid-point of hedge percentages
(5) Based on June 30, 2022 market conditions

Constellation

Financing and Liquidity Update

Credit Metrics (1)



Downgrade Threshold
Book
Excluding Non-Recourse
50%
40%
30%
20%
10%
0%
35%
45%
Moody's CFO Pre-WC/ Debt* (2)
S&P FFO / Debt*
3.0
2.0
1.0
0.0
2.0x
1.5x
Net Debt / EBITDA*

2022 YTD Activity

Liquidity Facility	Date
Issued $1.0B Pre-Capitalized Trust Securities (P-Cap) (3)	February 9
Debt Reduction	
Repaid $200M Term Loan	January 26
Settled $258M Intercompany Loan with Exelon	January 31
Retired $500M Senior Unsecured Notes	March 15
Redeemed $523M Senior Unsecured Notes due in June	March 17
Repaid $100M Term Loan (4)	March 29
Repaid $880M Term Loan	April 15

~$2.5B in Total Debt Reduction (5)

Liquidity Facility Summary ($B) (6)



5.6
0.1
0.9
1.1
3.5
Capacity
3.5
0.1
0.8
1.0
1.7
Utilization
2.1
Project Finance Facility
P-Cap Facility (3)
Bilateral Facility
Revolver Credit Facility

Pension Update

- Funded status as of 6/30/2022 is approximately 93% – an improvement over legacy funded status
- We have meaningfully de-risked the portfolio to reflect the higher funding status
- $192M qualified pension contribution made in February

(1) Credit metrics forecast as of 2022 Analyst Day Disclosure
(2) Moody's metrics and thresholds account for nuclear fuel as a cash expense
(3) As of June 30, 2022, facility had capacity of $897M
(4) Repaid $100M of $300M term loan; remaining $200M was extended for an additional year
(5) Excludes commercial paper
(6) As of June 30, 2022. Excludes cash.

Constellation.

Constellation's Value Proposition

Enduring Businesses Ready to Meet the Climate Crisis

- World-Class nuclear operator and largest generator of 24/7 carbon-free firm electricity with ability to extend asset lives
- Largest provider of energy and solutions to commercial and industrial customers
- Strong advocate for, and ideally situated to benefit from, energy policies that drive the transition to carbon-free energy

Delivering Value for Our Shareholders

- Strong free cash flows, optimized through industry-leading operations, support of carbon-free energy and focus on costs
- Disciplined capital allocation strategy supports strong investment grade balance sheet, growth investment consistent with corporate strategy, and return of capital to owners

Premier ESG Company

- ~90% carbon-free energy growing to 100% carbon-free by 2040
- Committed to advancing diversity, equity and inclusion in our workplace and communities
- Maintaining the highest standards of corporate governance

Additional Disclosures

Q2 2022 YTD Adjusted EBITDA* Waterfall


$191
$1,233
$270
$72
($134)
($109)
($35)
($19)
$1,469
2021
Impacts of 2021 Feb Weather Event
Market and Portfolio Conditions (1)
Nuclear Fuel Costs
Capacity Revenues
Nuclear Outages
Labor, Contracting, and Materials
Other
2022

(1) Primarily reflects higher realized energy prices

Constellation

Constellation's Climate Commitment

100%

Of our owned generation will be carbon-free by 2040

100%

Reduction of our operations-driven emissions by 2040 (1)

100%

Of C&I customers provided with specific information about how to meet GHG reduction goals

✓ Clean Energy Supply:

- **Clean Electricity Supply:** We commit that our owned generation supply will be **100% carbon-free by 2040**; with an interim goal of **95% carbon-free by 2030** subject to policy support and technology advancements.
- **Operational Emissions Reduction Goal:** We aspire to reduce operations driven emissions by 100% by 2040 subject to technology and policy advancement
  - Interim target to reduce carbon emissions by 65% from 2020 levels by 2030 and reduce methane emissions 30% from 2020 by 2030
  - Constellation commits to reducing methane emissions 30% from 2020 by 2030, aligned with the Administration's global methane pledge
- **Supply Chain Engagement:** Partner with our key energy suppliers on their GHG emissions and climate adaptation strategies

✓ Clean Customer Transformation:

- Commit to providing 100% of C&I customers with customer- specific information on their GHG impact for facilities contracting for power and gas supply from Constellation including mitigation opportunities that include 24/7 clean electric use
- Commit to support reductions in customers' gas emissions and a transition to low carbon fuels

✓ Technology Enablement and Commercialization:

- Commit to **enable the future technologies and business models needed to drive the clean energy economy** to improve the health and welfare of communities through **venture investing and R&D**. We will **target 25% of these investments to minority and women led businesses** and will require investment recipients to disclose how they engage in equitable employment and contracting practices, using performance as a factor when considering investments

(1) Any emissions that cannot be technologically reduced by that time will be offset; includes all GHGs except methane which is addressed in separate methane reduction goal

PJM Capacity Market

Zone	2021/2022 Cleared Volumes (MW)[1]	2021/2022 Price ($/MW-day)	2022/2023 Cleared Volumes (MW)[1]	2022/2023 Price ($/MW-day)	2023/2024 Cleared Volumes (MW)[1]	2023/2024 Price ($/MW-day)
Nuclear	5,175	$196	4,600	$69	10,025	$34
Natural Gas/Oil/Others	-	$196	-	$69	-	$34
ComEd	**5,175**		**4,600**		**10,025**	
Nuclear	3,925	$166	4,450	$98	-	-
Natural Gas/Oil/Others	2,100	$166	2,450	$98	-	-
EMAAC	**6,025**		**6,900**			
Nuclear	1,700	$140	1,700	$96	-	-
Natural Gas/Oil/Others	-	$140	-	$96	-	-
SWMAAC	**1,700**		**1,700**			
Nuclear	-	$140	-	$96	6,150	$49
Natural Gas/Oil/Others	225	$140	225	$96	2,175	$49
MAAC	**225**		**225**		**8,325**	
Nuclear	-	$200	-	$127	-	$70
Natural Gas/Oil/Others	400	$200	425	$127	425	$70
BGE	**400**		**425**		**425**	
Nuclear	-	$140	-	$50	-	-
Natural Gas/Oil/Others	100	$140	50	$50	-	-
Rest of RTOs	**100**		**50**			
Nuclear	10,800		10,750		16,175	
Natural Gas/Oil/Others	2,825		3,150		2,600	
PJM Portfolio	**13,625**		**13,900**		**18,775**	

(1) Volumes are rounded and reflect Constellation's ownership share of partially owned units

Constellation

Long-Term Debt Maturity Profile (1)

As of 6/30/2022

($M)

LT Debt Balances (2)	
Recourse	$3.0B
Non-Recourse	$1.7B
Total LT Debt	**$4.7B**



900
900
350
788
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042

(1) Maturity profile excludes non-recourse debt, P-Cap facility, securitized debt, capital leases, fair value adjustments, unamortized debt issuance costs and unamortized discount/premium
(2) Long-term debt balances reflect Q2 2022 10-Q GAAP financials, which include items listed in footnote 1 except for the P-Cap facility

Constellation

Commercial Disclosures

June 30, 2022

Constellation

Portfolio Management Strategy

Strategic Policy Alignment

- Our portfolio starts in a position of already partially hedged, via longer term state programs such as the CMC in IL
- Aligns hedging program financial policies and financial outlook
  - Establish minimum hedge targets to meet financial objectives of the company (dividend, credit rating)
  - Hedge enough commodity risk to meet future cash requirements under a stress scenario

Three-Year Ratable Hedging

- Ensure stability in near-term cash flows and earnings
  - Disciplined approach to hedging
  - Tenor aligns with customer preferences and market liquidity
  - Multiple channels to market that allow us to maximize margins

Bull / Bear Program

- Ability to exercise fundamental market views to create value within the ratable framework
  - Modified timing of hedges versus purely ratable
  - Cross-commodity hedging (heat rate positions, options, etc.)
  - Delivery locations, regional and zonal spread relationships

Align Hedging & Financials



Establishing Minimum Hedge Targets
Credit Rating
Capital Structure
Capital & Operating Expenditure
Dividend

Protect Balance Sheet

Portfolio Management Over Time



% Hedged
High End of Profit
Low End of Profit
Open Generation with LT Contracts
Portfolio Management & Optimization

Ensure Earnings Stability

Exercising Market Views



% Hedged
Purely ratable
Actual hedge %
Market views on timing, product allocation and regional spreads reflected in actual hedge %

Create Value

Constellation.

Components of Gross Margin* Categories

Gross margin* linked to power production and sales

Open Gross Margin*

- Generation Gross Margin* at current market prices, including ancillary revenues, nuclear fuel amortization and fuel expense
- Power Purchase Agreement (PPA) Costs and Revenues
- Provided at a consolidated level for all regions (includes hedged gross margin* for South, West, New England and Canada (1))

Contracted Revenues

- Expected contracted revenues from CMC payments to eligible IL plants
- Expected capacity revenues for generation of electricity
- Expected revenues from Zero Emissions Credits (ZEC)

MtM of Hedges (2)

- Mark-to-Market (MtM) of power, capacity and ancillary hedges, including cross commodity, retail and wholesale load transactions
- Provided directly at a consolidated level for four major regions. Provided indirectly for each of the four major regions via Effective Realized Energy Price (EREP), reference price, hedge %, expected generation.

"Power" New Business

- Retail, Wholesale planned electric sales
- Portfolio Management new business
- Mid marketing new business

Margins move from new business to MtM of hedges over the course of the year as sales are executed (5)

Gross margin* from other business activities

"Non Power" Executed

- Retail, Wholesale executed gas sales
- Energy Efficiency (3)
- Constellation Home (3)

"Non Power" New Business

- Retail, Wholesale planned gas sales
- Energy Efficiency (3)
- Constellation Home (3)
- Portfolio Management / origination fuels new business
- Proprietary trading (4)

Margins move from "Non power new business" to "Non power executed" over the course of the year

(1) Hedged gross margins* for South, West, New England & Canada region will be included with Open Gross Margin*; no expected generation, hedge %, EREP or reference prices provided for these regions
(2) MtM of hedges provided directly for the four larger regions; MtM of hedges is not provided directly at the regional level but can be easily estimated using EREP, reference price and hedged MWh
(3) Gross margin* for these businesses are net of direct "cost of sales"
(4) Proprietary trading gross margins* will generally remain within "Non Power" New Business category and only move to "Non Power" Executed category upon management discretion
(5) Margins for South, West, New England & Canada regions and optimization of fuel and PPA activities captured in Open Gross Margin*

Constellation

Gross Margin*

Gross Margin Category ($M) [1]	June 30, 2022: 2022	June 30, 2022: 2023	Change from March 31, 2022: 2022	Change from March 31, 2022: 2023
Open Gross Margin (including South, West, New England & Canada hedged GM)* [2]	$9,700	$6,700	$2,100	$500
Contracted Revenues (Capacity, ZEC and IL CMC Plant Revenues) [3]	$2,450	$2,800	-	-
Mark-to-Market of Hedges [4]	($5,400)	($2,150)	($2,000)	($250)
Power New Business / To Go	$100	$350	($100)	($50)
Non-Power Margins Executed	$350	$150	-	-
Non-Power New Business / To Go	$100	$300	-	-
Total Gross Margin* [5]	**$7,300**	**$8,150**	**-**	**$200**

Reference Prices [5]	2022	2023	2022	2023
Henry Hub Natural Gas ($/MMBtu)	$5.83	$4.69	$0.39	$0.24
Midwest: NiHub ATC prices ($/MWh)	$63.10	$49.78	$13.57	$5.84
Mid-Atlantic: PJM-W ATC prices ($/MWh)	$73.74	$61.35	$14.50	$6.15
ERCOT-N ATC Spark Spread ($/MWh) *HSC Gas, 7.2HR, $2.50 VOM*	$24.78	$18.02	$10.18	$3.75
New York: NY Zone A ($/MWh)	$57.79	$37.56	$6.01	($4.17)

(1) Gross margin* categories rounded to nearest $50M
(2) Includes gross margin* for CMC plants through May 31, 2022
(3) Includes gross margin* and CMC payments for CMC plants starting June 1, 2022. NY ZEC revenues reflect the expected NY ZEC payment as of current market forwards. Should market forwards exceed the ZEC reference index in New York, ZEC payments may decline.
(4) Mark-to-Market of Hedges assumes mid-point of hedge percentages
(5) Based on June 30, 2022, market conditions

Constellation.

Generation and Hedges

Generation and Hedges	June 30, 2022 2022	June 30, 2022 2023	Change from March 31, 2022 2022	Change from March 31, 2022 2023
Expected Generation (GWh) [1]	196,600	198,400	-	200
Midwest (Total) [2]	96,700	95,500	100	-
Midwest (Excluding CMCs)	64,800	41,500	-	-
Mid-Atlantic	55,700	55,000	300	200
ERCOT	18,900	22,100	(400)	-
New York	25,300	25,800	-	-
% of Expected Generation Hedged [3]	**95%-98%**	**88%-91%**	**(4%)-(1%)**	**1%-4%**
Midwest (Total)	97%-100%	92%-95%	(4%)-(1%)	0%-3%
Midwest (Excluding CMCs)	96%-99%	83%-86%	(5%)-(2%)	2%-5%
Mid-Atlantic	96%-99%	92%-95%	(5%)-(2%)	9%-12%
ERCOT	95%-98%	67%-70%	(2%)-1%	6%-9%
New York	89%-92%	83%-86%	(5%)-(2%)	(15%)-(12%)
Effective Realized Energy Price ($/MWh) [4]				
Midwest (Excluding CMCs)	$30.50	$28.50	($1.00)	$1.00
Mid-Atlantic	$38.50	$44.00	$2.50	$9.00
ERCOT [5]	($8.50)	$1.00	($9.00)	($0.50)
New York	$23.00	$24.50	($2.00)	($6.00)

(1) Expected generation is the volume of energy that best represents our commodity position in energy markets from owned or contracted for capacity based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options. Expected generation assumes 11 refueling outages in 2022 and 14 in 2023 at Constellation-operated nuclear plants and Salem. Expected generation assumes capacity factors of 94.6% and 94.2% in 2022 and 2023, respectively at Constellation-operated nuclear plants, at ownership. These estimates of expected generation in 2022 and 2023 do not represent guidance or a forecast of future results as we have not completed its planning or optimization processes for those years.

(2) Midwest (Total) expected generation includes generation from CMC plants of 31,900 GWh in 2022 and 54,000 GWh in 2023

(3) Percent of expected generation hedged is the amount of equivalent sales divided by expected generation. It includes all hedging products, such as wholesale and retail sales of power, options and swaps. The Midwest values in the table reflect IL plants receiving CMC payments as 100% hedged. To align with the Midwest EREP, however, one should exclude plant and hedge volumes associated with CMC payments. New York values include the effect of the New York ZEC.

(4) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged. It is developed by considering the energy revenues and costs associated with our hedges and by considering the natural gas that has been purchased to lock in margin. It excludes uranium costs, RPM capacity, ZEC and CMC revenues, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations. It can be compared with the reference prices used to calculate open gross margin* in order to determine the mark-to-market value of Constellation's energy hedges.

(5) Spark spreads shown for ERCOT

Hedged Gross Margin* Sensitivities

Gross Margin* Sensitivities (with existing hedges) [1,2]	June 30, 2022		Change from March 31, 2022	
	2022	2023	2022	2023
Henry Hub Natural Gas ($/MMBtu)				
+ $0.50/MMBtu	$10	$65	$10	($70)
- $0.50/MMBtu	($5)	($80)	($10)	$55
NiHub ATC Energy Price				
+ $2.50/MWh	-	$10	$5	($5)
- $2.50/MWh	-	($10)	($5)	$5
PJM-W ATC Energy Price				
+ $2.50/MWh	-	$15	$5	($10)
- $2.50/MWh	-	($15)	($5)	$10
NYPP Zone A ATC Energy Price				
+ $2.50/MWh	$5	$5	-	$15
- $2.50/MWh	($5)	($5)	-	($10)
Nuclear Capacity Factor				
+/- 1%	+/- $35	+/- $65	$(15)	$20

(1) Sensitivities rounded to the nearest $5M

(2) Based on June 30, 2022 market conditions and hedged position; gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically; power price sensitivities are derived by adjusting the power price assumption while keeping all other price inputs constant; due to correlation of the various assumptions, the hedged gross margin* impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin* impact calculated when correlations between the various assumptions are also considered; sensitivities based on commodity exposure which includes open generation and all committed transactions.

Constellation.

Illustrative Example of Modeling 2023 Total Gross Margin*

Row	Item	Midwest (Excl. CMCs) [2]	Mid-Atlantic	ERCOT [3]	New York
(A)	Start with fleet-wide open gross margin*	← $6.7 billion →			
(B)	Contracted Revenues	← $2.8 billion →			
(C)	Expected Generation (TWh)	41.5	55.0	22.1	25.8
(D)	Hedge % (assuming mid-point of range)	84.5%	93.5%	68.5%	84.5%
(E=C*D)	Hedged Volume (TWh)	35.1	51.4	15.1	21.8
(F)	Effective Realized Energy Price ($/MWh)	$28.50	$44.00	$1.00	$24.50
(G)	Reference Price ($/MWh)	$49.78	$61.35	$18.02	$37.56
(H=F-G)	Difference ($/MWh)	($21.28)	($17.35)	($17.02)	($13.06)
(I=E*H)	Mark-to-Market value of hedges ($ million) [1]	($745)	($890)	($260)	($285)
(J=A+B+I)	Hedged Gross Margin* ($ million)	$7,350			
(K)	Power New Business / To Go ($ million)	$350			
(L)	Non-Power Margins Executed ($ million)	$150			
(M)	Non-Power New Business / To Go ($ million)	$300			
(N=J+K+L+M)	**Total Gross Margin***	**$8,150 million**			

(1) Mark-to-market rounded to the nearest $5M
(2) Use the Midwest hedge ratio that excludes the CMC plant volume and hedges
(3) Spark spreads shown for ERCOT

Constellation

Additional Constellation Modeling Data

Total Gross Margin* Reconciliation (in $M) [1]	2022	2023
Adjusted Operating Revenues* [2]	**$21,550**	**$20,100**
Adjusted Purchased Power and Fuel* [2]	($13,750)	($11,550)
Other Revenues [3]	($225)	($175)
Direct cost of sales incurred to generate revenues for certain Constellation and Power businesses	($275)	($225)
Total Gross Margin* (Non-GAAP)	**$7,300**	**$8,150**

Inputs	2022
Avg. Shares Outstanding (millions) [4]	328
Effective Tax Rate	26%
Cash Tax Rate	10%

(1) All amounts rounded to the nearest $25M. Items may not sum due to rounding.
(2) Excludes the Mark-to-Market impact of economic hedging activities due to the volatility and unpredictability of the future changes to power prices
(3) Other Revenues primarily reflects revenues from variable interest entities, funds collected through revenues for decommissioning the former PECO nuclear plants through regulated rates and gross receipts tax revenues
(4) Represents the number of outstanding diluted shares as of June 30, 2022 per Q2 2022 10-Q

Constellation

Appendix

Reconciliation of Non-GAAP Measures

Constellation

GAAP to Non-GAAP Reconciliations (1)

S&P FFO/Debt (2) = $\frac{\text{FFO (a)}}{\text{Adjusted Debt (b)}}$

Moody's CFO Pre-WC/Debt (3) = $\frac{\text{CFO (Pre-WC) (c)}}{\text{Adjusted Debt (d)}}$

S&P FFO Calculation (2)

GAAP Operating Income
+ Depreciation & Amortization
= EBITDA
- Interest
+/- Cash Taxes
+ Nuclear Fuel Amortization
+/- Mark-to-Market Adjustments (Economic Hedges)
+/- Other S&P Adjustments
= FFO (a)

S&P Adjusted Debt Calculation (2)

Long-Term Debt
+ Short-Term Debt
+ Purchase Power Agreement and Operating Lease Imputed Debt
+ Pension/OPEB Imputed Debt (after-tax)
+ AR Securitization Imputed Debt
- Off-Credit Treatment of Non-Recourse Debt
- Cash on Balance Sheet
+/- Other S&P Adjustments
= Adjusted Debt (b)

Moody's CFO Pre-WC Calculation (3)

Cash Flow From Operations
+/- Working Capital Adjustment
- Nuclear Fuel Capital Expenditures
+/- Other Moody's CFO Adjustments
= CFO Pre-Working Capital (c)

Moody's Adjusted Debt Calculation (3)

Long-Term Debt
+ Short-Term Debt
+ Underfunded Pension (pre-tax)
+Operating Lease Imputed Debt
+/- Other Moody's Debt Adjustments
= Adjusted Debt (d)

(1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be available; therefore, management is unable to reconcile these measures
(2) Calculated using S&P Methodology
(3) Calculated using Moody's Methodology

Constellation.

GAAP to Non-GAAP Reconciliations (1)

Debt/EBITDA = Net Debt (a) / Adjusted EBITDA* (b)

Debt/EBITDA Excluding Non-Recourse = Net Debt (c) / Adjusted EBITDA* (d)

Net Debt Calculation

Long-Term Debt (including current maturities)
+ Short-Term Debt
- Cash on Balance Sheet

= Net Debt (a)

Adjusted EBITDA* Calculation

GAAP Operating Income
+ Income Tax Expense
+ Interest Expense, Net
+ Depreciation & Amortization
+/- Adjustments

= Adjusted EBITDA* (b)

Net Debt Calculation Excluding Non-Recourse

Long-Term Debt (including current maturities)
+ Short-Term Debt
- Cash on Balance Sheet
- Non-Recourse Debt

= Net Debt Excluding Non-Recourse (c)

Adjusted EBITDA* Calculation Excluding Non-Recourse

GAAP Operating Income
+ Income Tax Expense
+ Interest Expense, Net
+ Depreciation & Amortization
+/- Adjustments
- EBITDA from Projects Financed by Non-Recourse Debt

= Adjusted EBITDA* Excluding Non-Recourse Debt (d)

(1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available; therefore, management is unable to reconcile these measures

GAAP to Non-GAAP Reconciliation

Adjusted EBITDA* Reconciliation ($M)	Three Months Ended June 30, 2021	Three Months Ended June 30, 2022	Six Months Ended June 30, 2021	Six Months Ended June 30, 2022
GAAP Net Income	**($61)**	**($111)**	**($854)**	**($5)**
Income Taxes (1)	$110	($270)	($70)	($323)
Depreciation and Amortization (2)	$930	$277	$1,869	$557
Interest Expense, Net	$76	$56	$148	$112
Unrealized (Gain)/Loss on Fair Value Adjustments (3)	($447)	($24)	($577)	$94
Asset Impairments (4)	$492	-	$492	-
Plant Retirements & Divestitures (5)	$49	($8)	$47	($8)
Decommissioning-Related Activities (6)	($513)	$684	($884)	$1,038
Pension & OPEB Non-Service Costs	($14)	($33)	($25)	($58)
Separation Costs (7)	$6	$31	$9	$68
COVID-19 Direct Costs (8)	$7	-	$19	-
Acquisition Related Costs (9)	$2	-	$10	-
ERP System Implementation (10)	$3	$5	$5	$11
Change in Environmental Liabilities	-	$8	$3	$8
Cost Management Program	$3	-	$5	-
Noncontrolling Interests (11)	$13	($12)	($6)	($25)
Adjusted EBITDA*	**$656**	**$603**	**$191**	**$1,469**

Note: Items may not sum due to rounding

(1) In 2022, includes amounts contractually owed to Exelon under the tax matters agreement reflected in Other, net
(2) In 2021, includes the accelerated depreciation associated with early plant retirements
(3) Includes mark-to-market on economic hedges and fair value adjustments related to gas imbalances and equity investments
(4) Reflects an impairment in the New England asset group and an impairment recorded as a result of the sale of the Albany Green Energy biomass facility
(5) In 2021, primarily reflects accelerated nuclear fuel amortization for Byron and Dresden, partially offset by a gain on sale of our solar business which occurred in the first quarter of 2021
(6) Reflects all gains and losses associated with NDTs, ARO accretion, ARO remeasurement, and any earnings neutral impacts of contractual offset for Regulatory Agreement Units
(7) Represents costs related to the separation including system-related costs, third-party costs paid to advisors, consultants, lawyers, other experts assisting in the separation
(8) Represents direct costs related to COVID-19 consisting primarily of costs to acquire personal protective equipment, costs for cleaning supplies and services, and costs to hire healthcare professionals to monitor the health of employees
(9) Reflects costs related to the acquisition of EDF's interest in CENG, which was completed in the third quarter of 2021
(10) Reflects costs related to a multi-year Enterprise Resource Program (ERP) system implementation
(11) Reflects elimination from results for the noncontrolling interests related to certain adjustments, primarily relating to CRP in 2022 and CENG in 2021

Constellation



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